Taxes	6 Months Ended
Jun. 30, 2023
Taxes [Abstract]
TAXES

NOTE 18 – TAXES

a. VAT

The Company is subject to VAT and related surcharges in China for providing member services and other in-depth services. The applicable VAT rate is 6% for general taxpayers and 3% for small-scale taxpayer. The amount of VAT liability is determined by applying the applicable tax rate to the invoiced amount of services provided (output VAT) less VAT paid on purchases made with the relevant supporting invoices (input VAT). VAT liability is recorded in the line item of accrued expenses and other current liabilities on the condensed consolidated balance sheets. Under the commercial practice of the PRC, the Company pays VAT based on tax invoices issued.

All of the tax returns of the Company have been and remain subject to examination by the PRC tax authorities for five years from the date of filing.

b. Income tax

Cayman Islands

Under the current tax laws of the Cayman Islands, the Company is not subject to tax on its income or capital gains. In addition, no Cayman Islands withholding tax will be imposed upon the payment of dividends by the Company to its shareholders.

Hong Kong

In accordance with the relevant tax laws and regulations of Hong Kong, a company registered in Hong Kong is subject to income taxes within Hong Kong at the applicable tax rate on taxable income. From year of assessment of 2019/2020 onwards, Hong Kong profit tax rates are 8.25% on assessable profits up to HK$2,000,000, and 16.5% on any part of assessable profits over HK$2,000,000. However, the Company’s HK subsidiary did not generate any assessable profits arising in or derived from Hong Kong for the six months ended June 30, 2023 and 2022 and accordingly no provision for Hong Kong profits tax has been made in these periods.

The Company’s subsidiaries are incorporated in the Mainland China, and are subject to the Mainland China Enterprise Income Tax Laws (“EIT Laws”) with the statutory income tax rate of 25% with the following exceptions.

In accordance with the implementation rules of EIT Laws, a qualified “High and New Technology Enterprise” (“HNTE”) is eligible for a preferential tax rate of 15%. The HNTE certificate is effective for a period of three years. An entity could re-apply for the HNTE certificate when the prior certificate expires. SDH obtained its HNTE certificate on October 25, 2017, and renewed in 2021. Therefore, SDH is eligible to enjoy a preferential tax rate of 15% from 2017 to 2023 to the extent it has taxable income under the EIT Law.

For qualified small and thin-profit enterprises, the annual taxable income up to RMB 1 million (inclusive) is subject to an effective EIT rate of 2.5% from 1 January 2021 to 31 December 2022; where the annual taxable income exceeds RMB 1 million but does not exceed RMB 3 million (inclusive), the amount in excess of RMB 1 million is subject to an effective EIT rate of 5% from 1 January 2022 to 31 December 2024; the annual taxable income up to RMB 1 million (inclusive) is subject to an effective EIT rate of 5% from 1 January 2023 to 31 December 2024. Shidong Health was eligible to enjoy a preferential tax rate of 2.5% in 2022.

From January 1, 2021 to December 31, 2030, due to the operation of Guizhou New Energy and Sunrise Guxian located in the western region, these two companies are eligible to enjoy a preferential tax rate of 15% pursuant to the Catalogue of Encouraged Industries in the western region.

The components of the income tax provision (benefit) are as follows:

	For the six months ended June 30,
	2023	2022
Current
Mainland China	$391	$168,387

Deferred
Mainland China	(232)	837,870
Total	$159	$1,006,257

Loss before income taxes was attributable to the following geographic locations for the six months ended June 30, 2023 and 2022:

	For the six months ended June 30,
	2023	2022

Mainland China	$(3,753,164)	$(4,559,780)
Others	(2,073,986)	(1,800,450)
Total	$(5,827,150)	$(6,360,230)

Reconciliation between the provision for income taxes computed by applying the Mainland China EIT rate of 25% to loss before income taxes and the actual provision of income taxes is as follows:

	For the six months ended June 30,
	2023	2022

Loss before income taxes	$(5,827,150)	$(6,360,230)
PRC EIT rate	25%	25%
Income taxes computed at statutory EIT rate	$(1,456,788)	$(1,590,058)
Reconciling items:
Effect of tax holiday and preferential tax rate	488,537	422,705
Effect of tax rates in foreign jurisdictions	181,141	450,113
Change in valuation allowance	448,734	1,736,238
Effect of non-deductible expense	1,390	514
Effect of share-based compensation	337,145	-
Super deduction of qualified R&D expenditures	-	(13,255)
Income tax expense	$159	$1,006,257
Effective tax rate	0.00%	(15.82)%

Deferred tax assets and liabilities

According to PRC tax regulations, net operating losses can be carried forward to offset future operating income for five years. Significant components of deferred tax assets and liabilities were as follows:

	As of June 30, 2023	As of December 31, 2022
Deferred tax assets
Net operating loss carry forwards	$2,265,124	$1,934,559
Provision for doubtful debts	1,400,983	1,439,947
Impairment on inventory	382,819	398,578
Impairment of long-lived assets	160,683	163,420
Deferred tax assets, gross	4,209,609	3,936,504
Less: valuation allowance	(4,209,609)	(3,936,504)
Deferred tax assets, net	$-	$-

Deferred tax liabilities
Assets acquired in the asset acquisition	$191,470	$199,583

The Company has accumulated operating loss of approximately $9,096,354 and $10,130,515 as of June 30, 2023 and December 31, 2022 for income tax purposes available for offsetting against future taxable income. The accumulated operating loss were from several Mainland China subsidiaries of the Company. The graphite anode business was in its transition phase for the six months ended June 30, 2023. In the meantime, peer-to-peer knowledge sharing and enterprise business continued to shrink in 2023. Considering the factors in graphite anode business and peer-to-peer knowledge sharing and enterprise business, management believed that there was substantial doubt on realization of the benefits from these losses as they were not able to estimate if the business would start to make profits in the near future. In making such determination, the Company considered factors including (i) future reversals of existing taxable temporary differences, (ii) future taxable income exclusive of reversing temporary differences and carry forwards, and (iii) tax planning strategies. The following is a schedule of expiration of carry forward operating loss as of June 30, 2023:

For the years ending December 31,
2023	$5,148
2024	502,110
2025	159,545
2026	12,384
2027	5,109,048
2028	3,308,119
Total	$9,096,354

The Company evaluates the level of authority for each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. For the six months ended June 30, 2023 and 2022, the Company had no unrecognized tax benefits.

For the Company’s operating subsidiaries, the tax years ended December 31, 2018, through December 31, 2022 remain open for statutory examination by PRC tax authorities.